UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: April 20, 2000

                            HOMEGOLD FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)
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        SOUTH CAROLINA                                  0-8909                                   57-0513287
(State of other jurisdiction of                (Commission File Number)                 (IRS Employer Identification
        incorporation)                                                                             Number)
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           3901 PELHAM ROAD, GREENVILLE, SOUTH CAROLINA     29615
               (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code:               (864) 289-5000


ITEM 5.           OTHER INFORMATION

         The Company's common stock presently is traded on the Nasdaq National Market under the symbol "HGFN". On April 14, 2000, the Company received notice from Nasdaq of its intention to delist its stock. In connection with the proposed merger with HomeSense Financial Corp. ("HomeSense"), the Nasdaq staff believes that the proposed merger will result in a change of control and change in financial structure. As such, under Marketplace Rule 4430(f), the surviving company, HomeGold Financial, Inc. (the "Company" or "HomeGold"), will be required to submit an initial application and meet all initial Nasdaq National Market inclusion criteria. The requirements of an initial application are significantly higher than requirements for continuing and would not be met. As an example, the minimum stock price is $5 per share for an initial applicant, compared to $1 per share under the continuing requirements. Accordingly, the Nasdaq staff has determined to delist HomeGold's securities from the Nasdaq National Market effective with the opening of business on April 24, 2000.

         HomeGold has the right to appeal the staff's determination to a Nasdaq Listing Qualifications Panel (the "Panel"), pursuant to the procedures set forth in the Nasdaq Marketplace Rule 4800 Series. A hearing request would stay the delisting of the Company's securities pending the Panel's decision. However, after considering the merits of an appeal, which would be very distracting to management for some significant period of time, management has decided to accept Nasdaq's position and have the Company's stock traded on the Over the Counter Bulletin Board (the "OTCBB") under the same symbol, HGFN. The OTCBB allows continued access to trading information and SEC reports through the internet and brokerage firms.
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         The Company believes it is better served to totally focus on completing this merger, working through the transition relating to it, and working towards achieving profitability rather than pursuing an appeal. The Company will consider reapplying for a National Market listing when management considers it appropriate to do so.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HOMEGOLD FINANCIAL, INC.

                                   By: /s/ John M. Sterling, Jr.
                                       -----------------------------------------
                                       John M. Sterling, Jr.
                                       Chairman and Chief Executive Officer


                                       HOMEGOLD FINANCIAL, INC.

                                   By: /s/ Kevin J. Mast
                                       -----------------------------------------
                                       Kevin J. Mast
                                       Executive Vice President, Chief Financial
                                           Officer, and Treasurer